UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2015

Baxalta Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-36782	47-1869689
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 940-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Today, Baxalta Incorporated’s Chief Executive Officer and President, Ludwig N. Hantson, provided the remarks attached as Exhibit 99.1 to this Form 8-K at a telephonic conference of investors hosted by Cowen and Company. The remarks are deemed furnished pursuant to this Form 8-K and not filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Remarks by Ludwig N. Hantson, Chief Executive Officer and President of Baxalta Incorporated, on August 10, 2015.

Forward-Looking Statements

This Form 8-K includes forward-looking statements, including, but not limited to, those related to Shire’s unsolicited proposal to acquire Baxalta Incorporated (“Baxalta”), Baxalta’s prospects as a standalone business, Baxalta’s business strategy, expectations regarding Baxalta’s future financial results and the ability to create stockholder value, and expectations regarding anticipated growth. Statements that are predictive in nature, that depend upon or refer to future events or conditions, that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions and all other statements in this communication that are not statements of historical fact are forward-looking statements. Such statements are made as of the date that they were first issued and are based on current expectations, beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Baxalta’s control and which could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the following: future actions that may be taken by Shire in furtherance of its unsolicited proposal; clinical trial results; satisfaction of regulatory and other requirements; actions of regulatory bodies and other governmental authorities; changes in laws and regulations; product quality, manufacturing or supply issues; patient safety issues; and other risks identified in Baxalta’s Registration Statement on Form 10 and other Securities and Exchange Commission filings, all of which are available on Baxalta’s website. Given the risks and uncertainties inherent in forward-looking statements, investors are cautioned not to place undue reliance on any of Baxalta’s forward-looking statements. Subsequent events and developments may cause Baxalta’s forward-looking statements to change. Baxalta expressly disclaims any intent or obligation to update any forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXALTA INCORPORATED

By:	/S/ STEPHANIE D. MILLER
Stephanie D. Miller Senior Vice President, Associate General Counsel and Corporate Secretary

Date: August 10, 2015

Exhibit Index

Exhibit Number	Description

99.1	Remarks by Ludwig N. Hantson, Chief Executive Officer and President of Baxalta Incorporated, on August 10, 2015.